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                                                                    EXHIBIT 23.2

                         Consent of Independent Auditors


We consent to the use of our report incorporated herein by reference in the Registration Statement on Form S-8 filed by LSB Bancshares, Inc. to register 750,000 shares of its common stock that may be issued under the LSB Bancshares, Inc. 1996 Omnibus Stock Incentive Plan, as amended.


                                               /s/ Turlington and Company, LLP


Lexington, North Carolina
May 15, 2001